UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2012

Herbalife Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On April 30, 2012, Herbalife Ltd. (the "Company") issued a press release announcing its financial results for its fiscal first quarter ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2012 Annual General Meeting of Shareholders held on April 26, 2012 (the “AGM”), the following items were voted upon:

(1)       Election of Directors

Nominee	For	Withheld
Pedro Cardoso	93,330,583	1,329,993
Colombe Nicholas	93,784,742	875,834

There were 9,589,881 broker non-votes in the election of directors.

(2)       Advise as to the Company’s Executive Compensation

For	Against	Abstain
86,846,356	5,631,993	2,182,227

There were 9,589,881 broker non-votes on the proposal.

(3)       Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal 2012.

For	Against	Abstain
103,309,415	911,311	29,731

There were 12,870,693 broker non-votes on the proposal.

The above description of the results of the AGM is qualified in its entirety by reference to the press release issued by Herbalife Ltd. on April 30, 2012, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On April 30, 2012, the Company issued a press release announcing that the Board of Directors had declared a $0.30 per share cash dividend for the first quarter, payable on May 30, 2012, to shareholders of record on May 15, 2012.

In connection with its 2013 annual general meeting of shareholders, the Company’s Board of Directors intends to submit a proposal for approval by the Company's shareholders to declassify the Board of Directors.  The Board of Directors also resolved, prior to the 2013 shareholder meeting, to adopt revisions to the Company's Principles of Corporate Governance to provide that in any uncontested election for director, a nominee that does not receive a majority of the votes cast in order to be re-elected must tender to the Board his or her resignation from the Board, which the Board will then determine whether or not to accept.

Item 9.01 Financial Statements and Exhibits.

99.1     Press Release issued by Herbalife Ltd. on April 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

April 30, 2012	By:	/s/ Brett R. Chapman
		Name:	Brett R. Chapman
		Title:	General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release Issued by Herbalife Ltd. on April 30, 2012